UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): AUGUST 5, 2008

ISOLAGEN, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	001-31564	87-0458888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 713-6000

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 5, 2008, Isolagen, Inc., a Delaware corporation (the “Company”), issued a press release announcing results from two pivotal, Phase III clinical studies of the Isolagen Therapy™ for the treatment of nasolabial folds, or wrinkles. Isolagen also announced that an investor conference call is to be held on Wednesday, August 6, 2008 at 8:00 a.m. Eastern time to discuss results from its Phase III studies. A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1	Press release dated August 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.

Date: August 5, 2008

By:_/s/ Todd J. Greenspan
Todd J. Greenspan,
Chief Financial Officer